SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 22, 2018

One Horizon Group, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-36530	46-3561419
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

34 South Molton Street, London W1K 5RG, United Kingdom

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

+44(0)20 7409 5248

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business acquired

Report of Independent Registered Public Accounting Firm

To the Members of Once in a Lifetime, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Once in a Lifetime, LLC (the “Company”) as of December 31, 2017, and the related statements of operations, members’ deficit, and cash flows for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company's Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has recurring losses and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management’s evaluations of the events and conditions and management’s plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board of the United States of America (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditors since 2018.

/s/ Cherry Bekaert LLP

Tampa, Florida

  April 30, 2018

ONCE IN A LIFETIME, LLC
Balance Sheet
December 31, 2017

Assets

Current assets:

Cash	$154

Total current assets	154

Total assets	$154

Liabilities and Members’ Deficit

Current liabilities:

Accounts payable	$22,100

Total current liabilities	22,100

Total liabilities	22,100

Members’ Deficit	(21,946)

Total liabilities and members’ deficit	$154

See accompanying notes to the financial statements.

ONCE IN A LIFETIME, LLC

Statement of Operations

For the year ended December 31, 2017

Revenue	$9,234

General and administrative expense	40,945

Research and development expense	74,050

114,995

Net loss	$(105,761)

See accompanying notes to the financial statements.

ONCE IN A LIFETIME, LLC

Statement of Members’ Deficit

For the year ended December 31, 2017

Balance January 1, 2017	$624

Member Contributions	94,650

Member Distributions	(11,459)

Net loss	(105,761)

Balance December 31, 2017	$(21,946)

See accompanying notes to the financial statements.

ONCE IN A LIFETIME, LLC

Statement of Cash Flows

For the year ended December 31, 2017

Operating activities:

Net loss	$(105,761)

Increase in cash resulting from changes in:

Accounts payable and accrued expenses	22,100

Net cash flows from operating activities	(83,661)

Financing Activities

Member Contributions	94,650

Member Distributions	(11,459)

Cash flow from financing activities:	83,191

Decrease in cash during the year	(470)

Cash at beginning of the year	624

Cash at end of year	$154

See accompanying notes to the financial statements.

ONCE IN A LIFETIME, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1. Description of Business and Summary of Significant Accounting Policies

Organization

Once in a Lifetime, LLC (the “Company”) is organized under the laws of the State of Florida. The Company is in the business of developing and marketing innovative, internet based social media technology.

Revenue Recognition

The Company earns revenue on a transactional basis through the internet and global App stores. Revenue is recognized upon purchase by and delivery to customers.

Research and Development

Under the guidelines of Accounting Standards Codification Topic 985, the cost of the Company’s social media marketplace app was expensed as it was developed during 2016 and 2017 and the software reached technical feasibility in April 2018, when it became marketable and was made available to subscribers. When technical feasibility is achieved, development costs will be capitalized in 2018 and subsequently amortized over the estimated useful life of the software.

Income Taxes

The Company was formed as a Florida limited liability company and elected to be taxed as a partnership for federal income tax purposes. Taxable income or losses are reportable on the tax returns of the individual members. Therefore, no provision has been made for income taxes related to the Company’s operations in the accompanying financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the fiscal year. The Company bases its estimates on historical experience, current conditions and on other assumptions that it believes to be reasonable under the circumstances. Actual results could differ from those estimates and assumptions.

Note 2. Liquidity and Managements’ Plans

The Company’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. At December 31, 2017 the Company had cash totaling $154 and negative working capital of $21,946. For the year ended December 31, 2017 the Company had a net loss of $105,761. Continued losses may adversely affect the future liquidity of the Company in the future. Therefore, the factors noted raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company’s continued existence is dependent upon management’s ability to develop profitable operations and resolve its liquidity problems.

Note 3. Related Party Transactions

During the year ended December 31, 2017, the Company incurred approximately $74,000 of expenses for research and development services provided by an entity partially owned by a member of Company. As of December 31, 2017, payables for these services totaled approximately $17,000 and are included in accounts payable in the accompanying 2017 balance sheet.

Note 4. Subsequent Event

In January 2018, the Company converted to a corporation, 123 Wish, Inc., incorporated in the State of Delaware. Concurrent with the conversion the then members of the Company sold 51% of their ownership interests to One Horizon Group, Inc. whom has since begun to finance the operations of the entity.

(b) Pro Forma Financial Information

The following tables represent the Company’s balance sheet and statement of operations as of and for the year ended December 31, 2017 on a pro-forma basis to reflect the impact of the acquisition of Once in a Lifetime, LLC as if it occurred on January 1, 2017:

One Horizon Group, Inc.
and Once in a Lifetime LLC d/b/a 123Wish. Consolidated balance sheets December 31, 2017
(unaudited)
In $ thousands	One Horizon Group, Inc. as reported	Once in a Lifetime LLC	Pro forma consolidated

Current assets	$1,443	$—	$1,443

Non-current assets	7,359	1,493	8,852
Total assets	$8,802	$1,493	$10,295

Current liabilities	550	22	572
Long-term liabilities	1,000	—	1,000
Total liabilities	$1,550	$22	$1,572
Stockholders’ equity:
Common stock outstanding	3	—	3
Additional paid-in capital	48,356	1,493	49,849
Accumulated (Deficit)	(41,085)	—	(41,085)
Accumulated other loss	(22)	—	(22)
Membership deficit	—	(22)	(22)
Stockholders’ equity	$7,252	$1,471	$8,723
Total liabilities and stockholders’ equity	$8,802	$1,493	$10,295

One Horizon Group, Inc.
and Once in a Lifetime LLC d/b/a 123Wish.
Pro forma Consolidated Statement of Operations
For the Year Ended December 31, 2017
(unaudited)
In $ thousands	One Horizon Group, Inc. as reported	Once in a Lifetime LLC	Pro forma consolidated

Revenue	$714	$9	$723
Less:
Cost of revenue	(855)	(—)	(855)
Gross margin/(deficit)	(141)	9	(132)
Expenses:
General and administrative	4,236	41	4,277
Research and Development	—	74	74
Depreciation	17	—	17
	4,253	115	4,368
Loss from operations	(4,394)	(106)	(4,500)
Other income and expense	(665)	—	(665)
Loss from continuing operations before and after tax	(5,059)	(106)	(5,165)
Loss from discontinued operations	(2,375)	—	(2,375)
Loss attributable to One Horizon Group, Inc. stockholders	$(7,434)	$(106)	$(7,540)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 30, 2018	One Horizon Group, Inc.

	By:	/s/ Martin Ward
Martin Ward
Chief Financial Officer